THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Kathleen Gaffney	Date: May 23, 2022

Kathleen Gaffney

Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Joseph T. Grause, Jr.	Date: September 7, 2022

Joseph T. Grause, Jr.

Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Mitchell A. Johnson	Date: September 7, 2022

Mitchell A. Johnson

Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ N. Jeffrey Klauder	Date: May 24, 2022

N. Jeffrey Klauder

Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Betty L. Krikorian	Date: May 25, 2022

Betty L. Krikorian

Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Robert Mulhall	Date: May 24, 2022

Robert Mulhall

Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Robert A. Nesher	Date: September 8, 2022

Robert A. Nesher

Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Bruce Speca	Date: May 24, 2022

Bruce Speca

Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Monica Walker	Date: May 24, 2022

Monica Walker

Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Beattie	Date: May 24, 2022

Michael Beattie

President

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Great Lakes Disciplined Equity Fund and Great Lakes Large Cap Value Fund, each a series of Managed Portfolio Series, into the Cambiar Opportunity Fund, a series of the Trust and (ii) the Great Lakes Small Cap Opportunity Fund, a series of Managed Portfolio Series, into the Cambiar Small Cap Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Andrew Metzger	Date: September 7, 2022

Andrew Metzger

Treasurer, Controller and Chief Financial Officer